DEAN WITTER DIVERSIFIED INCOME TRUST
LETTER TO THE SHAREHOLDERS April 30, 1997

                               Two World Trade Center, New York, New York 10048

DEAR SHAREHOLDER:

During the six-month period ended April 30, 1997, U.S. economic growth accelerated, prompting the Federal Reserve Board to raise short-term interest rates. As a result, the federal-funds rate was increased 25 basis points, to
5.50 percent. Although the current inflation environment remains favorable, members of the Federal Open Market Committee are voicing concerns regarding the continuing strength in employment and the possibility of increased inflationary pressure in the near future.

Speculation about possible Federal Reserve action resulted in increased volatility in U.S. bond markets during the period, with yields on 30-year Treasuries fluctuating between 6.35 percent and 7.17 percent.
At the end of the period, the 30-year Treasury bond was yielding
6.96 percent, compared to 6.64 percent on October 31, 1996.

YIELD SPREADS NARROW IN THE HIGH-YIELD BOND SECTOR

Following the trend of the past 12 months, the high-yield market held up relatively well for most of the period under review, despite a weak U.S. Treasury market and the rise in long-term interest rates. Some weakening did occur, however, as the first quarter of 1997 came to a close, due to the Federal Reserve's action to increase the federal-funds rate. Although high-yield bond prices were pushed lower, the market's attractive income levels produced modest positive total returns for the high-yield sector.

Meanwhile, the favorable economic environment continued to strengthen the high-yield market's overall credit quality, which provided support for high-yield bond prices. Yield levels have declined somewhat over the past year, narrowing the yield advantage over Treasuries.

MIXED PERFORMANCE ABROAD

The global fixed-income markets had a mixed performance during the six-month period ended April 30, 1997. In Europe, such major bond markets as Germany and France fluctuated in a wide range, reflecting the

DEAN WITTER DIVERSIFIED INCOME TRUST
LETTER TO THE SHAREHOLDERS April 30, 1997, continued

U.S. markets. However, as those countries continued to report declining inflation, sluggish economic growth and high unemployment, interest rates there declined. In the southern European countries of Italy, Spain and Portugal, substantially higher volatility dominated trading in their foreign exchange and bond markets as a result of mounting doubts about the prospect for the European Monetary Union starting on time in January 1999 and the chances of having Italy become a founding member. As these concerns increased, Italian bonds and the lira, Italy's currency, were sold off in the international marketplace. This volatile trading dominated the Italian and neighboring markets for the better part of the period. In the dollar-bloc countries of Australia and New Zealand, bond markets traded in line with those of the United States.

In the foreign exchange markets, the U.S. dollar rose sharply versus the yen and the Deutsche mark, exhibiting strength unseen since the early 1980s. The persistent weakness of the yen reflected not only expectations of higher U.S. interest rates but also severe weakness in Japan's economy and its low interest rates. Regarding the mark, Germany's fiscal and monetary policy mix associated with qualifying for EMU, did help to keep interest rates low, but it also acted as a big negative factor on its currency. These elements combined with higher U.S. interest rates to drive the mark down to levels not seen since early 1994. Elsewhere, the U.S. dollar was mostly stable against the Australian dollar and the New Zealand dollar but it fluctuated in a two-percent range against the Canadian dollar.

PERFORMANCE AND PORTFOLIO STRATEGY

Against this backdrop, Dean Witter Diversified Income Trust produced a total return of -0.03 percent for the six-month period ended April 30, 1997. This compares to a return of 1.74 percent for the Lehman Brothers Mutual Fund Government/Corporate Intermediate Bond Index and a return of 2.43 percent for the Lipper General Bond Fund Index. During the period under review, the Fund continued to distribute dividends from net investment income at a rate of $0.06 per share per month. For the entire six-month period, the Fund paid dividends totaling $0.55 per share, including an extra income dividend of $0.19 per share, paid on December 31, 1996.

As of April 30, 1997, the Fund's net assets exceeded $828 million. The Fund's portfolio was divided equally among shorter-term global securities (principally U.S. and foreign government securities), intermediate-term U.S. government and agency mortgage-backed securities and longer-term, higher yielding corporate bonds.

Long-Term High-Yield Corporate Bond Component. As the economy has continued to expand over the past few years, we have tended to concentrate on B-rated issues. In a growing economy one can find undervalued "upgrade" candidates in this sector of the market that provide attractive yields as well as

DEAN WITTER DIVERSIFIED INCOME TRUST
LETTER TO THE SHAREHOLDERS April 30, 1997, continued

appreciation potential. We therefore continue to feel that many of these issues are very attractive long-term investments. However, given today's higher interest rate environment and a potentially slowing economy down the road, we have taken some defensive steps. Over the past six to nine months, we have upgraded the portfolio by increasing our allocation in the higher-quality end of the market (BB-rated issues or higher) from 10 percent to 20 percent. We have also sold many of our heavily cyclical positions and are now focused mainly on the more predictable recession-resistant or growth sectors of the economy. These are areas that would tend to hold up well in an economic slowdown. In certain of these sectors, such as media and telecommunications, we expect to see continued consolidation, which should bode well for most industry participants, including many of the portfolio's current holdings.

Overall, we continue our primary focus on discounted B-rated investments yielding 10 percent or higher, which we feel possess appreciation potential as well as an attractive yield. In addition, while we are not expecting a recession in 1997, we have begun to take a more defensive approach in case of any economic slowing down the road as a result of today's higher interest rate environment.

Intermediate-Term U.S. Government Bond Component. With the rise in interest rates over the past six months, current-coupon 30-year pass-through mortgage-backed securities rose from 7.00 percent in October 1996 to 7.50 percent in April 1997. Over this period, these securities substantially outperformed similar-maturity Treasury issues. Accordingly, as cash flows permitted, the Fund purchased current-coupon mortgages at attractive levels, enhancing its potential for income and total return.

As of April 30, 1997, this sector was primarily comprised of mortgage-backed securities issued by the Federal National Mortgage Association (FNMA), Government National Mortgage Association (GNMA) and Federal Home Loan Mortgage Corporation (FHLMC) with 6.00 percent to 8.50 percent coupons.

Short-Term Global Bond Component. Amid increased volatility in the global markets, we are following a strategy of hedging the currency risks associated with investments in Europe. This tactic has resulted in the Fund's being effectively protected against a decline in values in European currencies. Additionally, the Fund's global securities have been invested in short-term bonds spread out among the major markets in Europe and to a lesser extent, the dollar-bloc countries of Australia, New Zealand and Canada. The short maturity of these investments, which averaged about 1.5 years, minimized the Fund's exposure to fluctuations in interest-rate markets.

Going forward, we anticipate a continuation of the strategy of diversification in global markets with an emphasis on markets that exhibit improving inflation outlooks and fiscal discipline. In this regard we believe there are outstanding values in sectors of the bond markets in Europe, given the central banks' credible anti-inflation monetary policies and the prospects of fiscal restraint and improving inflation both here and abroad.

DEAN WITTER DIVERSIFIED INCOME TRUST
LETTER TO THE SHAREHOLDERS April 30, 1997, continued

We appreciate your support of Dean Witter Diversified Income Trust and look forward to continuing to serve your investment needs and objectives.

Very truly yours,


/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)

   PRINCIPAL
   AMOUNT IN                                                                      COUPON     MATURITY
   THOUSANDS                                                                       RATE        DATE         VALUE
--------------------------------------------------------------------------------------------------------------------
                GOVERNMENT & CORPORATE BONDS (95.4%)
                AUSTRALIA (a)(3.0%)
                Government Obligations
Au$     23,211  Queensland Treasury Corp.  ......................................  8.00 %    05/14/97    $18,136,327
         7,300  Queensland Treasury Corp.  ...................................... 12.00      05/15/97      5,709,520
           995  Queensland Treasury Corp. .......................................  8.00      07/14/99        798,915
                                                                                                         -----------
                TOTAL AUSTRALIA  ......................................................................   24,644,762
                                                                                                         -----------
                AUSTRIA (a)(4.8%)
                Government Obligation
ATS    451,250  Republic of Austria  ............................................  7.00      02/14/00     39,769,994
                                                                                                         -----------
                CANADA (a)(1.2%)
                Government Obligations
Ca$      5,675  Canada Treasury Bond  ........................................... 10.75      03/15/98      4,288,635
         7,150  Canada Treasury Bond  ...........................................  8.00      11/01/98      5,364,930
                                                                                                         -----------
                TOTAL CANADA  .........................................................................    9,653,565
                                                                                                         -----------
                DENMARK (a)(3.6%)
                Government Obligation
DKr    183,277  Denmark Treasury Note  ..........................................  9.00      11/15/98     29,810,416
                                                                                                         -----------
                FRANCE (1.3%)
                Government Obligation
FRF     58,080  France Treasury Note ............................................  7.75      04/12/00     10,961,548
                                                                                                         -----------
                GERMANY (a)(2.2%)
                Financial (0.4%)
         5,590  Suedwestdeutsche Landesbank Capital Markets .....................  6.875     10/06/98      3,371,772
                                                                                                         -----------
                Government Obligations (1.8%)
DEM      6,450  Bundes Obligation  ..............................................  6.875     02/24/99      3,937,855
        17,750  Bundes Obligation  ..............................................  7.00      01/13/00     11,055,275
                                                                                                         -----------
                                                                                                          14,993,130
                                                                                                         -----------
                TOTAL GERMANY  ........................................................................   18,364,902
                                                                                                         -----------
                IRELAND (a)(0.7%)
                Government Obligation
IEP      3,850  Ireland Treasury Bond  ..........................................  9.75      06/01/98      5,991,871
                                                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued

   PRINCIPAL
   AMOUNT IN                                                                      COUPON     MATURITY
   THOUSANDS                                                                       RATE        DATE         VALUE
--------------------------------------------------------------------------------------------------------------------
                ITALY (a)(3.0%)
                Finance (0.0%)
      900,000   Credit Suisse Finance Gibraltar  ...............................  11.625%    05/27/97    $   527,632
                                                                                                         -----------
                Government Obligation (3.0%)
ITL    40,425 M Italy Treasury Bond  ...........................................   9.50      02/01/99     24,673,434
                                                                                                         -----------
                TOTAL ITALY  ..........................................................................   25,201,066
                                                                                                         -----------
                NETHERLANDS (0.2%)
                Banks
ITL     1,450 M Bank Nederlandse Gemeenten  ....................................  12.00      06/18/97        852,275
      390,000   Rabobank Nederland .............................................  11.50      09/30/97        231,491
      160,000   Rabobank Nederland .............................................  11.00      02/01/98         96,028
                                                                                                         -----------
                TOTAL NETHERLANDS  .....................................................................   1,179,794
                                                                                                         -----------
                NEW ZEALAND (1.0%)
                Government Obligations
NZ$     9,500   New Zealand Treasury Bond (a) ..................................  10.00      07/15/97      6,618,880
        2,220   New Zealand Treasury Bond ......................................   8.00      07/15/98      1,548,680
                                                                                                         -----------
                TOTAL NEW ZEALAND  .....................................................................   8,167,560
                                                                                                         -----------
                PORTUGAL (2.8%)
                Government Obligations
PTE   157,000   Portugal Treasury Bond .........................................  11.625     02/23/98        944,080
        1,693 M Portugal Treasury Bond (a) .....................................   8.375     01/23/99     10,154,099
        1,965 M Portugal Treasury Bond (a) .....................................   8.50      03/23/99     11,868,102
                                                                                                         -----------
                TOTAL PORTUGAL  ........................................................................  22,966,281
                                                                                                         -----------
                SPAIN (a)(3.5%)
                Government Obligations
ESP     1,016 M Spain Treasury Bond  ...........................................  11.45      08/30/98      7,477,523
        2,009 M Spain Treasury Bond  ...........................................   9.90      10/31/98     14,605,526
      990,000   Spain Treasury Bond  ...........................................   9.40      04/30/99      7,274,702
                                                                                                         -----------
                TOTAL SPAIN  ...........................................................................  29,357,751
                                                                                                         -----------
                SWEDEN (a)(3.1%)
                Government Obligation
SEK   180,800   Sweden Treasury Bond  ..........................................  11.00      01/21/99     25,287,670
                                                                                                         -----------
                UNITED KINGDOM (a)(1.6%)
                Government Obligation
pounds
sterl-
ing     7,435  United Kingdom Treasury Bond  ...................................  15.50      09/30/98     13,452,140
                                                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued

   PRINCIPAL
   AMOUNT IN                                                                      COUPON     MATURITY
   THOUSANDS                                                                       RATE        DATE         VALUE
--------------------------------------------------------------------------------------------------------------------
                UNITED STATES (63.4%)
                Aerospace (0.4%)
$        3,000  Sabreliner Corp. (Series B) ..................................... 12.50 %    04/15/03    $ 2,940,000
                                                                                                         -----------
                Broadcast Media (1.5%)
         7,000  Capstar Broadcasting Partners-144A* ............................. 12.75 ++   02/01/09      3,902,500
         4,000  Paxson Communications Corp. ..................................... 11.625     10/01/02      4,230,000
         4,000  Spanish Broadcasting System, Inc. ...............................  7.50      06/15/02      4,290,000
                                                                                                         -----------
                                                                                                          12,422,500
                                                                                                         -----------
                Business Services (1.4%)
        11,000  Anacomp, Inc.-144A* ............................................. 10.875     04/01/04     10,821,250
         1,250  Xerox Credit Corp.  ............................................. 15.00      06/10/97      1,261,325
                                                                                                         -----------
                                                                                                          12,082,575
                                                                                                         -----------
                Cable & Telecommunications (9.6%)
         2,236  Adelphia Communications Corp.
                (Series B) .....................................................   9.50 +    02/15/04      1,967,379
         2,200  Adelphia Communications, Inc.-144A* .............................  9.875     03/01/07      2,068,000
         5,675  Advanced Radio Telecommunication (Units)++  ..................... 14.00      02/15/07      6,001,313
         7,050  American Communications Services, Inc. .......................... 13.00 ++   11/01/05      3,736,500
           750  American Communications Services, Inc. .......................... 12.75 ++   04/01/06        369,375
         5,500  Australis Media Ltd (Units)++ ................................... 15.75 ++   05/15/03      3,437,500
         3,700  Echostar Satellite Broadcasting ................................. 13.125++   03/15/04      2,682,500
         5,113  Falcon Holdings Group L.P.
                (Series B) .....................................................  11.00 +    09/15/03      4,537,604
         3,850  Frontiervision, Inc. ............................................ 11.00      10/15/06      3,859,625
         9,000  Hyperion Telecommunication, Inc. (Series B) ..................... 13.00 ++   04/15/03      4,770,000
        21,000  In-Flight Phone Corp. (Series B)  ............................... 14.00 ++   05/15/02      1,995,000
         5,000  Intermedia Communications, Inc.  ................................ 12.50 ++   05/15/06      3,250,000
         3,000  IXC Communications, Inc. (Series B) ............................. 12.50      10/01/05      3,300,000
         5,700  Mobile Telecommunication Technologies Corp. ..................... 13.50      12/15/02      5,600,250
         9,250  Nextel Communications ...........................................  9.75 ++   08/15/04      6,717,813
         3,350  Nextlink Communications ......................................... 12.50      04/15/06      3,417,000
         5,800  Orbcomm Global LP/Capital ....................................... 14.00      08/15/04      5,945,000
         6,700  Paging Network, Inc. ............................................ 10.125     08/01/07      6,046,750
         4,000  Peoples Telephone Co., Inc. ..................................... 12.25      07/15/02      4,160,000
         5,250  USA Mobile Communications Holdings, Inc.  ....................... 14.00      11/01/04      5,381,250
                                                                                                         -----------
                                                                                                          79,242,859
                                                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued

   PRINCIPAL
   AMOUNT IN                                                                      COUPON     MATURITY
   THOUSANDS                                                                       RATE        DATE         VALUE
--------------------------------------------------------------------------------------------------------------------
                Computer Equipment (1.0%)
$        2,500  IBM Credit Corp.  ............................................... 15.00 %    03/04/98    $ 2,678,750
         2,300  Unisys Corp.  ................................................... 15.00      07/01/97      2,328,750
         3,275  Unisys Corp. (Conv.) ............................................  8.25      03/15/06      3,688,469
                                                                                                         -----------
                                                                                                           8,695,969
                                                                                                         -----------
                Consumer Products (0.4%)
         2,500  J.B. Williams Holdings, Inc. .................................... 12.00      03/01/04      2,550,000
         1,000  Pen-Tab Industries Inc. -144A* .................................. 10.875     02/01/07      1,005,000
                                                                                                         -----------
                                                                                                           3,555,000
                                                                                                         -----------
                Container (0.1%)
         1,000  Packaging Resources, Inc. -144A* ................................ 13.00 +    06/30/03        900,000
                                                                                                         -----------
                Electrical & Alarm Systems (0.6%)
         4,980  Mosler, Inc.  ................................................... 11.00      04/15/03      4,681,200
                                                                                                         -----------
                Entertainment/Gaming & Lodging (4.9%)
         2,850  Argosy Gaming Co. ............................................... 13.25      06/01/04      2,593,500
        12,455  Cobblestone Holdings, Inc.  .....................................  0.00      06/01/04      5,293,375
         4,400  Fitzgeralds Gaming Corp. (Units)++ .............................. 13.00      12/31/02      3,520,000
         4,400  Lady Luck Gaming Finance Corp.  ................................. 11.875     03/01/01      4,317,500
         7,920  Motels of America, Inc. (Series B) .............................. 12.00      04/15/04      6,969,600
         4,000  Players International, Inc.  .................................... 10.875     04/15/05      4,165,000
         1,500  Plitt Theaters, Inc. (Canada) ................................... 10.875     06/15/04      1,509,375
         4,000  President Riverboat Casinos, Inc.  .............................. 13.00      09/15/01      3,370,000
         2,800  Stuart Entertainment, Inc. (Series B) ........................... 12.50      11/15/04      2,464,000
         3,000  Trump Atlantic City Association/Funding ......................... 11.25      05/01/06      2,910,000
         3,800  Trump Castle Funding, Inc.  ..................................... 11.75      11/15/03      3,249,000
                                                                                                         -----------
                                                                                                          40,361,350
                                                                                                         -----------
                Financial (0.9%)
         2,500  Household Finance Corp.  ........................................ 15.00      09/25/97      2,588,575
         2,750  Olympic Financial Ltd. (Units)++  ............................... 11.50      03/15/07      2,640,000
         2,500  Toyota Motor Credit Corp. ....................................... 15.00      09/26/97      2,589,675
                                                                                                         -----------
                                                                                                           7,818,250
                                                                                                         -----------
                Foods & Beverages (2.2%)
         6,100  Envirodyne Industries, Inc.  .................................... 10.25      12/01/01      5,978,000
         2,500  Fleming Companies, Inc.  ........................................ 10.625     12/15/01      2,525,000
         4,500  Specialty Foods Acquisition Corp. (Series B) .................... 11.25      08/15/03      4,050,000
        12,125  Specialty Foods Acquisition Corp. (Series B) .................... 13.00 ++   08/15/05      5,759,375
                                                                                                         -----------
                                                                                                          18,312,375
                                                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued

   PRINCIPAL
   AMOUNT IN                                                                      COUPON     MATURITY
   THOUSANDS                                                                       RATE        DATE         VALUE
--------------------------------------------------------------------------------------------------------------------
                HealthCare (1.6%)
$        6,300  Unilab Corp. .................................................... 11.00 %    04/01/06    $ 4,851,000
         6,350  Unison Healthcare -144A* ........................................ 12.25      11/01/06      5,334,000
         2,800  Urohealth Systems, Inc. (Units)++ 144A* ......................... 12.50      04/01/04      2,828,000
                                                                                                         -----------
                                                                                                          13,013,000
                                                                                                         -----------
                Manufacturing (0.8%)
         4,000  Exide Electronics Group, Inc.
                (Series B) .....................................................  11.50      03/15/06      4,230,000
         2,500  John Deere Capital Corp.  ....................................... 15.00      02/24/98      2,673,650
                                                                                                         -----------
                                                                                                           6,903,650
                                                                                                         -----------
                Manufacturing-Diversified (1.4%)
         3,000  Interlake Corp. ................................................. 12.125     03/01/02      3,146,250
         2,800  J.B. Poindexter & Co., Inc.  .................................... 12.50      05/15/04      2,786,000
         2,815  Jordan Industries, Inc.  ........................................ 10.375     08/01/03      2,772,775
         4,825  Jordan Industries, Inc. -144A* .................................. 11.75 ++   04/01/09      2,726,125
                                                                                                         -----------
                                                                                                          11,431,150
                                                                                                         -----------
                Publishing (0.3%)
         2,500  United States Banknote Corp.
                (Series B) .....................................................  10.375     06/01/02      2,475,000
                                                                                                         -----------
                Restaurants (1.2%)
            28  American Restaurant Group Holdings, Inc.  ....................... 13.00      09/15/98         26,039
         6,000  American Restaurant Group Holdings, Inc.  ....................... 14.00 ++   12/15/05      2,535,000
         9,500  Boston Chicken, Inc. (Conv.) ....................................  0.00      06/01/15      2,315,625
         4,600  FRD Acquisition Corp. (Series B) ................................ 12.50      07/15/04      4,801,250
                                                                                                         -----------
                                                                                                           9,677,914
                                                                                                         -----------
                Retail (0.9%)
         3,350  Apparel Ventures, Inc. (Series B) ............................... 12.25      12/31/00      2,730,250
        10,450  County Seat Stores Co. (b) ...................................... 12.00      10/01/02      4,545,750
                                                                                                         -----------
                                                                                                           7,276,000
                                                                                                         -----------
                Retail-Food Chains (1.0%)
         3,750  Big V Supermarkets, Inc. ........................................ 11.00      02/15/04      3,656,250
         2,500  Pathmark Stores, Inc. ........................................... 11.625     06/15/02      2,462,500
         2,500  Pathmark Stores, Inc. ...........................................  9.625     05/01/03      2,325,000
                                                                                                         -----------
                                                                                                           8,443,750
                                                                                                         -----------
                Textiles-Apparel Manufacturers (0.7%)
         3,000  Reeves Industries, Inc. ......................................... 11.00      07/15/02      2,546,250
         4,500  U.S. Leather, Inc. .............................................. 10.25      07/31/03      3,285,000
                                                                                                         -----------
                                                                                                           5,831,250
                                                                                                         -----------

                      SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued

   PRINCIPAL
   AMOUNT IN                                                                      COUPON     MATURITY
   THOUSANDS                                                                       RATE        DATE         VALUE
--------------------------------------------------------------------------------------------------------------------
                U.S. Government & Agency Obligations (32.5%)
$        3,408  Federal Home Loan Mortgage                                                  10/01/24-
                Corp. (0.4%) ....................................................  8.00 %   06/01/25     $ 3,457,062
                                                                                                         -----------
                Federal National Mortgage Assoc. (a)(14.8%)
         3,808  .................................................................  6.00     02/01/11-
                                                                                            03/01/11       3,624,279
        21,751  .................................................................  6.50     10/01/08-
                                                                                            02/01/24      20,916,609
        39,365  .................................................................  7.00     08/01/08-
                                                                                            03/01/27      38,184,071
        21,898  .................................................................  7.50     02/01/22-
                                                                                            01/01/27      21,726,592
        13,437  .................................................................  8.00     09/01/01-
                                                                                            06/01/26      13,653,599
        20,535  .................................................................  8.50     07/01/17-
                                                                                            05/01/25      21,182,622
         6,000  Principal Strip .................................................  0.00     02/12/04-
                                                                                            02/01/05       3,566,010
                                                                                                         -----------
                                                                                                         122,853,782
                                                                                                         -----------
                Government National Mortgage Assoc. (a) (12.1%)
        25,308  .................................................................  6.50     11/20/23-
                                                                                            03/15/27      23,762,852
        25,105  .................................................................  7.00     12/15/22-
                                                                                            10/15/26      24,258,084
        41,425  .................................................................  7.50     05/15/17-
                                                                                            11/15/26      41,059,439
         7,773  .................................................................  8.00     01/15/22-
                                                                                            10/15/24       7,880,013
         3,361  .................................................................  8.50     08/15/22-
                                                                                            12/15/24       3,470,897
                                                                                                         -----------
                                                                                                         100,431,285
                                                                                                         -----------
        32,000  Resolution Funding Corp. (a)(2.3%) ..............................  0.00     10/15/04-
                                                                                            07/15/05      18,669,360
                                                                                                         -----------
                U.S. Treasury Notes (a)(2.6%)
         3,000  .................................................................  4.75     09/30/98-
                                                                                            10/31/98       2,941,990
           500  .................................................................  5.50     11/15/98         495,200
         2,000  .................................................................  5.75     10/31/00       1,955,100
         4,000  .................................................................  5.875    11/30/01       3,892,960
         2,000  .................................................................  6.25     08/31/00       1,987,900
         5,000  .................................................................  8.50     05/15/97       5,006,250
         5,000  .................................................................  8.625    08/15/97       5,044,700
                                                                                                         -----------
                                                                                                          21,324,100
                                                                                                         -----------

                      SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued

   PRINCIPAL
   AMOUNT IN                                                                      COUPON     MATURITY
   THOUSANDS                                                                       RATE        DATE         VALUE
--------------------------------------------------------------------------------------------------------------------
$        2,500  U.S. Treasury Strip (a)(0.3%) ...................................  0.00%     05/15/97    $ 2,495,050
                                                                                                         -----------
                TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS ............................................  269,230,639
                                                                                                         -----------
                TOTAL UNITED STATES ...................................................................  525,294,431
                                                                                                         -----------
                TOTAL GOVERNMENT & CORPORATE BONDS
                (Identified Cost $824,929,689) ........................................................  790,103,751
                                                                                                         -----------

 NUMBER OF
   SHARES
-----------
             COMMON STOCKS (c)(1.1%)
             Entertainment/Gaming & Lodging (0.1%)
     12,455  Cobblestone Holdings, Inc.-144A* ................................   249,100
      2,000  Motels of America, Inc.-144A* ...................................    40,000
                                                                               ---------
                                                                                 289,100
                                                                               ---------
             Foods & Beverages (0.0%)
    198,750  Specialty Foods Acquisition Corp.-144A* .........................   198,750
                                                                               ---------
             Healthcare (0.2%)
    430,000  Unigene Laboratories, Inc. ...................................... 1,343,750
                                                                               ---------
             Manufacturing-Diversified (0.6%)
    198,000  Thermadyne Holdings Corp. (d) ................................... 5,172,750
                                                                               ---------
             Restaurants (0.0%)
      6,000  American Restaurant Group Holdings, Inc.-144A* ..................     6,000
                                                                               ---------
             Textiles (0.2%)
    230,000  Ithaca Industries, Inc. ......................................... 1,840,000
                                                                               ---------
             TOTAL COMMON STOCKS
             (Identified Cost $7,164,097) ...................................  8,850,350
                                                                               ---------
             PREFERRED STOCKS (0.2%)
             Bank (0.0%)
      7,500  BBC Capital-$2.375 ..............................................   188,438
                                                                               ---------
             Entertainment/Gaming & Lodging (c)(0.2%)
     80,000  Fitzgeralds Gaming Corp. (Units)++  ............................. 1,820,000
                                                                               ---------
             TOTAL PREFERRED STOCKS
             (Identified Cost $2,187,500) .................................... 2,008,438
                                                                               ---------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued

NUMBER OF                                                                           EXPIRATION
WARRANTS                                                                               DATE        VALUE
-------------------------------------------------------------------------------------------------------------
          WARRANTS (c)(0.1%)
          Aerospace (0.0%)
    1,000 Sabreliner Corp. (Restricted)-144A* ...................................... 04/15/03    $ 10,000
                                                                                                 --------
          Cable & Telecommunications (0.1%)
    9,000 Hyperion Telecommunication, Inc.
          (Series B)-144A* ........................................................  04/01/01     270,000
                                                                                                 --------
          Containers (0.0%)
    2,000 Crown Packaging Holdings, Ltd. (Canada)-144A* ............................ 11/01/03          20
                                                                                                 --------
          Electronics (0.0%)
    4,000 Exide Electronics Group, Inc.-144A* ...................................... 03/15/06     100,000
                                                                                                 --------
          Entertainment/Gaming & Lodging (0.0%)
    2,899 Fitzgeralds Gaming Corp.  ................................................ 12/19/98       2,899
    3,500 Fitzgeralds South Inc.-144A* ............................................. 03/15/99          35
                                                                                                 --------
                                                                                                    2,934
                                                                                                 --------
          Manufacturing (0.0%)
   49,000 Uniroyal Technology Corp. ................................................ 06/01/03      49,000
                                                                                                 --------
          Retail (0.0%)
    1,500 County Seat Holdings Co.  ................................................ 10/15/98          15
                                                                                                 --------
          TOTAL WARRANTS
          (Identified Cost $397,047)  .........................................................   431,969
                                                                                                 --------

    PRINCIPAL
    AMOUNT IN                                                                      COUPON   MATURITY
    THOUSANDS                                                                       RATE      DATE
  -------------                                                                   -------- ----------
                SHORT-TERM INVESTMENTS (1.1%)
                TIME DEPOSITS (e)(0.1%)
                ITALY (0.0%)
                Banks-Commercial
  ITL  255,613  Bankers Trust ...................................................  6.625 %   05/06/97      149,481
                                                                                                         ---------
                UNITED KINGDOM (0.1%)
                Banks-Commercial
  pounds
sterling   579  Bankers Trust ...................................................  5.8125    05/07/97      939,762
                                                                                                         ---------
                TOTAL TIME DEPOSITS
                (Identified Cost $1,092,598) .........................................................   1,089,243
                                                                                                         ---------
                GOVERNMENT AGENCY OBLIGATION (f) (0.9%)
                UNITED STATES
      $  7,650  Federal Home Loan Mortgage Corp.
                (Amortized Cost $7,650,000) .....................................  5.40      05/01/97    7,650,000
                                                                                                         ---------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE       DATE        VALUE
--------------------------------------------------------------------------------------------------------------
            REPURCHASE AGREEMENT (0.1%)
$       673 The Bank of New York (dated 4/30/97; proceeds 673,039;
             collateralized by
             $407,122 Student Loan Mortgage Assoc. 4.80% due 08/02/99 valued at $412,121 and $261,440 U.S. Treasury Bond 8.25% due 07/15/98
             valued at $274,274)(Identified Cost $672,936) ..................  5.50%   05/01/97       $672,936
                                                                                                   -----------
            TOTAL SHORT-TERM INVESTMENTS
            (Identified Cost $9,415,534) ........................................................    9,412,179
                                                                                                   -----------
            TOTAL INVESTMENTS
            (Identified Cost $844,093,867) (g) .......................................   97.9%     810,806,687
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ..........................    2.1       17,658,351
                                                                                       ------     ------------
            NET ASSETS  ..............................................................  100.0%    $828,465,038
                                                                                       ======     ============

--------------
M       In millions.
*       Resale is restricted to qualified institutional investors.
++ Consists of one or more class of securities traded together as a unit; stocks and bonds with attached stocks/warrants.
+       Payment-in-kind security.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a) Some or all of these securities are segregated in connection with open forward foreign currency contracts and securities purchased on a forward commitment basis.
(b)     Non-income producing security; issuer in default.
(c)     Non-income producing securities.
(d)     Acquired through exchange offer.
(e)     Subject to withdrawal restrictions until maturity.
(f) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(g) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $10,736,823 and the aggregate gross unrealized depreciation is $44,024,003, resulting in net unrealized depreciation of $33,287,180.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT APRIL 30, 1997:

                                                     UNREALIZED
      CONTRACTS          IN EXCHANGE     DELIVERY   APPRECIATION
     TO DELIVER              FOR           DATE    (DEPRECIATION)
-----------------------------------------------------------------
$          5,497,361    FFr32,023,229    05/02/97    $   (5,939)
$          5,497,361    FFr32,023,229    05/02/97        (5,939)
ESP       93,060,000  $       638,929    05/05/97         1,095
BEF    1,298,997,000  $    39,285,807    07/23/97     2,623,324
DEM        9,120,000  $     6,099,518    07/29/97       798,719
DEM       19,452,509  $    11,685,996    08/18/97       360,908
NLG       23,040,000  $    12,309,994    08/26/97       393,262
NLG       24,345,000  $    14,205,275    09/23/97     1,578,464
NLG       11,643,500  $     6,726,070    10/14/97       662,192
NLG       22,853,000  $    12,116,730    12/17/97       278,843
DEM        9,500,000  $     5,660,827    04/30/98        11,995
DEM        9,500,000  $     5,660,827    04/30/98        11,995
                                                     ----------
  Net unrealized appreciation....................    $6,708,919
                                                     ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $844,093,867) .........   $810,806,687
Unrealized appreciation on open forward
 foreign currency contracts .............      6,720,797
Cash (including $1,094,535 in foreign
 currency) ..............................      2,165,065
Receivable for:
  Interest ..............................     14,558,470
  Compensated forward foreign currency
   contracts ............................      8,414,730
  Shares of beneficial interest sold  ...      2,205,130
  Investments sold ......................      1,310,627
Prepaid expenses and other assets  ......         80,435
                                            ------------
  TOTAL ASSETS ..........................    846,261,941
                                            ------------
LIABILITIES:
Unrealized depreciation on open forward
 foreign currency contracts .............         11,878
Payable for:
  Investments purchased .................     14,137,470
  Compensated forward foreign currency
   contracts ............................      1,236,064
  Dividends to shareholders .............        822,418
  Plan of distribution fee ..............        576,394
  Shares of beneficial interest
   repurchased ..........................        574,906
  Investment management fee .............        271,244
Accrued expenses and other payables  ....        166,529
                                            ------------
  TOTAL LIABILITIES .....................     17,796,903
                                            ------------
NET ASSETS:
Paid-in-capital .........................    876,160,252
Net unrealized depreciation .............    (26,891,994)
Dividends in excess of net investment
 income .................................     (1,646,370)
Accumulated net realized loss ...........    (19,156,850)
                                            ------------
  NET ASSETS ............................   $828,465,038
                                            ============
NET ASSET VALUE PER SHARE,
 89,723,592 shares outstanding
 (unlimited shares authorized of $.01
 par value) .............................   $       9.23
                                            ============

STATEMENT OF OPERATIONS
For the six months ended April 30, 1997 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME (net of $78,100 foreign
 withholding tax) ........................   $ 36,597,702
                                             ------------
EXPENSES
Plan of distribution fee .................      3,356,648
Investment management fee ................      1,579,599
Transfer agent fees and expenses  ........        224,833
Custodian fees ...........................        166,435
Registration fees ........................         56,846
Professional fees ........................         37,072
Shareholder reports and notices ..........         32,660
Organizational expenses ..................         13,232
Trustees' fees and expenses ..............          9,057
Other ....................................          8,731
                                             ------------
  TOTAL EXPENSES .........................      5,485,113
                                             ------------
  NET INVESTMENT INCOME ..................     31,112,589
                                             ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments ............................    (19,968,012)
  Foreign exchange transactions ..........      8,390,965
                                             ------------
  NET LOSS ...............................    (11,577,047)
                                             ------------
Net change in unrealized depreciation on:
  Investments ............................    (24,593,910)
  Translation of forward foreign currency
   contracts, other assets and
   liabilities denominated in foreign
   currencies ............................      4,763,132
                                             ------------
  NET DEPRECIATION .......................    (19,830,778)
                                             ------------
  NET LOSS ...............................    (31,407,825)
                                             ------------
NET DECREASE .............................   $   (295,236)
                                             ============

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE SIX     FOR THE YEAR
                                                         MONTHS ENDED       ENDED
                                                        APRIL 30, 1997 OCTOBER 31, 1996
----------------------------------------------------------------------------------------
                                                         (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................  $ 31,112,589    $ 53,062,338
Net realized gain (loss) ..............................   (11,577,047)      4,908,105
Net change in unrealized depreciation .................   (19,830,778)        (59,346)
                                                         ------------    ------------
  NET INCREASE (DECREASE) .............................      (295,236)     57,911,097
Dividends from net investment income ..................   (45,578,483)    (47,280,275)
Net increase from transactions in shares of beneficial
 interest .............................................   128,757,855     192,406,387
                                                         ------------    ------------
  NET INCREASE ........................................    82,884,136     203,037,209
NET ASSETS:
Beginning of period ...................................   745,580,902     542,543,693
                                                         ------------    ------------
   END OF PERIOD
   (Including dividends in excess of net investment
   income of $1,646,370 and undistributed net
   investment income of $12,819,524, respectively) ....  $828,465,038    $745,580,902
                                                         ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Diversified Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's primary investment objective is to provide a high level of current income and, as a secondary objective, seeks to maximize total return, but only when consistent with its primary objective. The Fund was organized as a Massachusetts business trust on December 20, 1991 and commenced operations on April 9, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as

DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Fund in the amount of approximately $151,000 which have been reimbursed for the full amount thereof. Such expenses had been deferred and were fully amortized on the straight-line method from the commencement of operations through April 8, 1997.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or
(b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone

DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $11,878,198 at April 30, 1997.

The Distributor has informed the Fund that for the six months ended April 30, 1997, it received approximately $681,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1997 aggregated $376,094,854 and $247,049,352, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $76,420,648 and $47,291,040, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At April 30, 1997, the Fund had transfer agent fees and expenses payable of approximately $25,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,950. At April 30, 1997, the Fund had an accrued pension liability of $30,261 which is included in accrued expenses in the Statement of Assets and Liabilities.

DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                    FOR THE SIX                    FOR THE YEAR
                                    MONTHS ENDED                      ENDED
                                   APRIL 30, 1997                OCTOBER 31, 1996
                           ------------------------------ ------------------------------
                                    (UNAUDITED)
                               SHARES         AMOUNT          SHARES         AMOUNT
                           -------------- --------------- -------------- ---------------
Sold                          26,936,468    $ 256,155,636    36,480,365    $ 353,997,564
Reinvestment of dividends      2,083,797       19,731,263     2,052,285       19,859,631
                              ----------    -------------    ----------    -------------
                              29,020,265      275,886,899    38,532,650      373,857,195
Repurchased                  (15,525,197)    (147,129,044)  (18,707,218)    (181,450,808)
                              ----------    -------------    ----------    -------------
Net increase                  13,495,068    $ 128,757,855    19,825,432    $ 192,406,387
                              ==========    =============    ==========    =============

6. FEDERAL INCOME TAX STATUS

At October 31, 1996, the Fund had a net capital loss carryover of approximately $9,067,000, to offset future capital gains to the extent provided by regulations available through October 31 of the following years:

                              AMOUNTS IN THOUSANDS
-------------------------------------------------------------------------------
         2002                         2003                       2004
         ----                         ----                       ----
        $3,024                       $3,677                     $2,366
        ======                       ======                     ======

As of October 31, 1996, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts.

7. PURPOSE OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative instruments").

These derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At April 30, 1997, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and manage foreign currency exposure.

At April 30, 1997, the Fund's cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Fund's custodian.

DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                                                     FOR THE PERIOD
                                          FOR THE SIX           FOR THE YEAR ENDED OCTOBER 31         APRIL 9, 1992*
                                          MONTHS ENDED    ---------------------------------------        THROUGH
                                         APRIL 30, 1997    1996       1995       1994       1993    OCTOBER 31, 1992
----------------------------------------------------------------------------------------------------------------------
                                          (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...     $ 9.78       $ 9.62     $ 9.37     $10.20     $10.01        $10.00
                                             ------       ------     ------     ------     ------        ------
Net investment income...................       0.36         0.78       0.77       0.74       0.77          0.37
Net realized and unrealized gain
 (loss).................................      (0.36)        0.10       0.20      (0.80)      0.20          --
                                             ------       ------     ------     ------     ------        ------
Total from investment operations .......       0.00         0.88       0.97      (0.06)      0.97          0.37
                                             ------       ------     ------     ------     ------        ------
Less dividends and distributions from:
 Net investment income..................      (0.55)       (0.72)     (0.72)     (0.64)     (0.73)        (0.36)
 Net realized gain......................       --           --         --        (0.01)     (0.05)         --
 Paid-in-capital........................       --           --         --        (0.12)      --            --
                                             ------       ------     ------     ------     ------        ------
Total dividends and distributions ......      (0.55)       (0.72)     (0.72)     (0.77)     (0.78)        (0.36)
                                             ------       ------     ------     ------     ------        ------
Net asset value, end of period..........     $ 9.23       $ 9.78     $ 9.62     $ 9.37     $10.20        $10.01
                                             ======       ======     ======     ======     ======        ======
TOTAL INVESTMENT RETURN+................      (0.03)%(1)    9.49%     10.76%     (0.69)%    10.00%         3.73%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses................................       1.39%(2)     1.42%      1.44%      1.51%      1.58%(4)      0.85%(2)(3)
Net investment income...................       7.88%(2)     8.38%      8.30%      7.91%      7.92%(4)      7.86%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................    $828,465     $745,581   $542,544   $407,038   $167,137      $55,297
Portfolio turnover rate.................         33%(1)       82%        87%        60%       117%           37%(1)

--------------
*       Commencement of operations.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)     Not annualized.
(2)     Annualized.
(3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 2.08% and 6.63%, respectively.
(4) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 1.66% and 7.84%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Rajesh K. Gupta
Vice President

Vinh Q. Tran
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER
DIVERSIFIED
INCOME TRUST


Semiannual Report
April 30, 1997